UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2010

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2010, the Company’s Board of Directors appointed Matthew Flannery, age 45, to the position of Senior Vice President, Operations.

Mr. Flannery previously served as the Company’s Senior Vice President — Operations East since April 2008. He served as Regional Vice President – Aerial East from 2002 through 2008 and previously as a district and branch manager.

Mr. Flannery’s annual base salary will be $375,000, and his annual bonus target will be 90% of base salary with a maximum incentive opportunity of 135% of base salary, payout of which is based on achieving established goals. In addition, Mr. Flannery will be entitled to participate in the benefit plans and programs generally provided by the Company to executives.

Mr. Flannery will receive an award of 25,000 restricted stock units, one-third of which will vest on each of the first, second and third anniversaries of the grant date. Mr. Flannery will also receive an award of 67,000 stock options, one-third of which will vest on each of the first, second and third anniversaries of the grant date.

In the event that Mr. Flannery is terminated without “cause” or resigns for “good reason,” Mr. Flannery will be entitled to (i) accrued base salary through the date of termination, (ii) COBRA continuation coverage paid by the Company through the earlier of 12 months following the date of termination and the date Mr. Flannery is eligible for coverage under a third party’s group health plan, and (iii) 380% (representing two years base salary and target bonus) of his base salary as of the date of termination (to be paid in equal installments during the 24-month period following the termination date).

Upon termination of employment, Mr. Flannery will be subject to confidentiality restrictions. In addition, Mr. Flannery will be subject to 24-month non-compete and non-solicitation provisions following the termination of his employment with the Company.

A copy of the Company’s press release announcing Mr. Flannery’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

99.1  Press Release of United Rentals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2010

UNITED RENTALS, INC.

By: /s/ Jonathan M. Gottsegen
Name: Jonathan M. Gottsegen
Title: Senior Vice President, General Counsel
and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By: /s/ Jonathan M. Gottsegen
Name: Jonathan M. Gottsegen
Title: Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of United Rentals, Inc.